EXHIBIT 10.19
                                                                   -------------

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                               RXBAZAAR.COM, INC.

RxBazaar.com, Inc.
11895 Kemper Springs Drive
Cincinnati, Ohio 45240
Ladies and Gentlemen:

         1. PURCHASE. Subject to the terms and conditions hereof, the undersigned Rx Supply Chain Partners, LLC (together with the individual members executing this agreement (the "Agreement") as Members, the "Purchaser") agrees to purchase 2,000,000 shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock") of RxBazaar.com, Inc., a Delaware corporation (the "Company") at a purchase price of $.25 per share. The Purchaser hereby tenders $300,000 (Three Hundred Thousand Dollars), less any amount withheld pursuant to Paragraph 10, hereof, in the form of a wire transfer and agrees to surrender and convert that certain $200,000 convertible promissory note of the Company dated as of March ___, 2001 in the name of the undersigned, in full payment of the purchase price.

         2. CLOSING. The sum tendered herewith pursuant to Paragraph 1 will promptly be remitted to the Company for its use. Promptly after such sum is remitted to the Company, the Company will cause a certificate for the Shares purchased hereunder by the undersigned to be issued in the name of and delivered to the undersigned. The Company will issue a certificate evidencing the Shares in the name of the Purchaser or in the name of one or more of the Purchaser's members, as directed in writing by an authorized manager or officer of the Purchaser.

         3. ACCEPTANCE OF AGREEMENT. This Agreement shall be accepted by the Company when it is signed on behalf of the Company and the subscription price tendered concurrently herewith are transferred to or for the account of the Company.

         4. REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents and warrants to the Company, its officers, directors, agents, and employees as follows:

              (a) That he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company, or he and his financial and investment advisors together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Company, that an investment in the Company involves a high degree of risk and that he could suffer a complete loss of his investment in the Company.

              (b) That the common stock for which he hereby subscribes will be acquired for his own account for investment and not with a view toward subdivision, resale, or
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redistribution thereof in a manner prohibited under the Securities Act of 1933, as amended (the "Act"), and he does not presently have any reason to anticipate any change in his circumstances or other particular occasion or event which would cause him to sell his common stock. He has no contract, undertaking, agreement, understanding, or arrangement with any person to sell, transfer, or pledge to any person any part or all of the common stock for which he hereby subscribes, or any interest therein, and has no present plans to enter into the same.

              (c) That he would come within the following categories of "accredited investor" under Rule 501(a) of Regulation D of the Securities Exchange Commission promulgated under the Securities Act of 1933 (Please check ALL applicable spaces):

         _____    (i)   His or her net worth exceeds $1,000,000 (may include
                        spouse's net worth).

         _____    (ii)  His or her INDIVIDUAL income in each of the two
                        immediately previous years has been more than $200,000 and his or her current year's income is reasonably expected to be more than $200,000, OR his or her joint income with spouse in each of the two immediately previous years has been more than $300,000 and his or her current year's joint income is reasonably expected to be more than $300,000.

         _____    (iii) We are a trust with total assets of more than
                        $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is being directed by an investor who, either alone or with his purchaser representative(s), has such knowledge and experience in financial affairs and business matters that he is capable of evaluating the merits and risks of the prospective investments.

         _____    (iv)  We are an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5,000,000.

         _____    (v)   We are a corporation or partnership and each and every
                        of our equity owners falls into at least one of the above categories.

         _____    (vi)  None of the above.

              (d) That he has full power and authority to enter into and to perform this Agreement in accordance with its terms, and that he has taken all necessary corporate or other action to authorize the execution and delivery of this Agreement and the transactions contemplated thereby.
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                                       -3-


         The Company hereby represents and warrants to the Purchaser as follows:

              (e) Based on the Purchaser's representations in Paragraph 4(c), the offering and sale of the Shares hereunder is an offering and sale exempt from the registration requirements of the Act by virtue of the safe harbor provided by Rule 506 promulgated under the Act.

              (f) Neither this Agreement, nor any information provided to the Purchaser prior to the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading. There is no material fact which is known to the Company and which has not been disclosed herein or otherwise by the Company to the Purchaser which may materially adversely affect the business, properties, assets, liabilities, profits, results of operations or condition (financial or otherwise) of the Company.

         5. RELIANCE. Each Purchaser acknowledges that the Company and its officers, directors, employees, and agents are relying on the truth and accuracy of the foregoing representations and warranties in the offering of Securities for sale to the undersigned without having first registered the Securities under the Act. All representations, warranties, and covenants contained in this Agreement shall survive the acceptance of this Agreement and the sale of Securities in the Company. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws.

         6. CONSENT TO USE OF INFORMATION. Each Purchaser hereby consents to the utilization by the Company, as necessary in connection with dealings with any governmental and regulatory authorities, of any information supplied to the Company by the undersigned or by his representatives in connection with the offer and sale of the Securities, and agrees to supply any additional information reasonably requested by any such authority.

         7.   RESTRICTIONS ON TRANSFER OF SECURITIES; REGISTRATION.

              (a) OPINION OF COUNSEL. The undersigned acknowledges that there are restrictions on the transferability of the Securities. Since the Securities are not registered under the Act or applicable state securities laws, and since, except as set forth herein, the undersigned has no right to require that the Securities be so registered, the undersigned acknowledges and agrees that he shall have no right at any time to sell, assign, pledge, transfer, or otherwise dispose of or encumber the Securities (except by will or by the laws of descent and distribution) unless if reasonably requested by the Company, the Company shall first have been provided with an opinion of counsel acceptable to the Company that such sale is exempt from such registration under the Act and any applicable state securities laws.

              (b) RESTRICTIVE LEGENDS. The undersigned acknowledges that each certificate representing Securities will bear restrictive legends that may refer to this Securities Purchase Agreement and to the restrictions on transfer referred to in this Paragraph 7.
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              (c) REGISTRATION RIGHTS. The Company covenants that it shall not prepare, file, or cause to become effective any registration statement of the Company that includes the registration of any Common Stock to be sold for the account of any of Dhananjay Wadekar, C. Robert Cusick or Shikhar Ghosh or any person or entity to which any of them transfer after the date hereof any shares of Common Stock owned by them (a "Secondary Registration"), unless, if requested by the Purchaser, it includes in such Secondary Registration the Purchaser's pro rata share of the securities registered in such Secondary Registration.

         8. NOTICE TO INVESTOR. Correspondence and notices to the Purchaser should be sent to the business address listed below until such time as the undersigned shall notify the Company, in writing, of a different address to which such correspondence and notices are to be sent. If neither space is marked above, all correspondence will be sent to the undersigned's residence address.

         9. LOCK-UP PROVISIONS. In the event the Company files a registration statement under the Securities Act of 1933 for a public offering of Common Stock that is also the Company's initial public offering (an "IPO"), and if in connection therewith the Company has obtained lock-up agreements from all of its then officers and directors not to sell any shares of Common Stock owned by them for a specified period of time, then the undersigned shall be bound by the terms of such agreements with respect to all shares of the Common Stock owned by the undersigned, whether or not the undersigned has executed such an agreement. This provision shall survive the termination of this agreement. This agreement shall be construed as a "lock-up" agreement and may be delivered by the Company to any underwriter retained in connection with the Company's initial public offering, provided, however, that the Company shall use its best efforts to include in any agreement with any prospective managing underwriter of an IPO provisions stating that (i) that such underwriter will not release any party early from any lock-up agreement, and (ii) if any of Dhananjay Wadekar, C. Robert Cusick or Shikhar Ghosh or any person or entity to which any of them transfer after the date hereof any shares of Common Stock owned by them, obtain a full or partial release from any such lock-up after the date of an IPO, then the undersigned will be released from such lock-up agreement to the extent necessary to permit the sale of a pro rata percentage of the shares of Common Stock held by the undersigned.

         10. FEES AND EXPENSES. The Company agrees to reimburse the Purchaser for Purchaser's actual and reasonable fees and disbursements of counsel, not to exceed $30,000, incurred in connection with the negotiation of this Agreement and the purchase of the Shares (the "Fees"). Upon the closing of the sale of the Shares hereunder, the Purchaser shall withhold from the purchase price for the Shares an amount equal to the Fees. This amount represents indebtedness of the Company in favor of Purchaser, and shall, upon closing, be cancelled and upon such cancellation shall be credited toward the purchase price for the Shares.

         11. ENTIRE AGREEMENT, ETC. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, by and among the parties. This Agreement will be governed by the internal laws of the State of Delaware.
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                                       -5-


         IN WITNESS WHEREOF, the Purchaser has executed this Agreement as of this day of May, 2001.

                                    RX SUPPLY CHAIN PARTNERS, LLC

                                    By: /s/ Tim Sensenig
                                        ----------------------------
                                    Name: Time Sensenig
                                    Title: Managing Member
                                    Notice Address:  344 Arroyo Seco
                                                     Santa Cruz, CA 95060


                                    MEMBERS:

                                    /s/ Tim Sensenig

                                    /s/ Llew Keltner

                                    /s/ Handel Evans

                                    /s/ Robert Crawford

2,000,000                           $500,000
--------------                      --------------
Shares (#)                          Purchase Price ($)




ACCEPTED AND AGREED TO:

RXBAZAAR.COM, INC.

By: /s/ C. Robert Cusick
    --------------------
Dated: 6/13/01
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